UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LUMINEX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 19, 2011

Meeting Information
LUMINEX CORPORATION
Meeting Type: Annual Meeting
For holders as of: March 24, 2011
Date: May 19, 2011 Time: 10:00 AM CDT
Location: Hilton Austin Airport Hotel
9515 Hotel Drive Austin, Texas 78719
To Obtain Directions, Contact:
Kendel Martin (512) 381-3220

ATTN: KENDEL MARTIN LUMINEX CORPORATION 12212 TECHNOLOGY BLVD. AUSTIN,TX 78727
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow	XXXX XXXX XXXX	(located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked
	XXXX XXXX XXXX	(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2011 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
marked by the arrow	XXXX XXXX XXXX	(located on the following page) in the subject line.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The  Board  of  Directors  recommends  you  vote
FOR  the  following:

1.	Election of Directors
Nominees

01 Fred C. Goad, Jr.	02 Jim D. Kever	03 Jay B. Johnston

The  Board  of  Directors  recommends  you  vote  FOR  proposals  2  and  3.

2	Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2011.

3	Advisory vote on named executive officer compensation.

The  Board  of  Directors  does  not  have  a  recommendation  for  voting  on  the  following  proposal:

4	Advisory vote on frequency of future advisory votes on named executive officer compensation.

NOTE:  Such  other  business  as  may  properly come  before  the  meeting  or  any adjournment  thereof.